UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2019
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2019, the Boards of Directors of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("Idaho Power") (together, the "Boards of Directors") appointed Richard J. Dahl as Chair of the Boards of Directors, and Chair of the Corporate Governance and Nominating Committees of the Boards of Directors, to succeed Robert A. Tinstman in these roles. Mr. Tinstman retired from the Boards of Directors, effective May 16, 2019, in accordance with IDACORP’s and Idaho Power’s mandatory director retirement age policy. Mr. Dahl has been an independent director on the Boards of Directors since 2008 and will discontinue his service on the Audit Committees of the Boards of Directors in connection with these changes.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders ("2019 Annual Meeting") of IDACORP held on May 16, 2019, three proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 1, 2019, and supplemented April 10, 2019 and May 7, 2019, relating to the 2019 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect directors for one-year terms	For	Withheld	Broker Non-Votes
Darrel T. Anderson	36,181,653	245,348	5,674,174
Thomas E. Carlile	36,148,947	278,054	5,674,174
Richard J. Dahl	35,809,168	617,833	5,674,174
Annette G. Elg	36,236,950	190,051	5,674,174
Ronald W. Jibson	36,187,150	239,851	5,674,174
Judith A. Johansen	35,783,591	643,410	5,674,174
Dennis L. Johnson	36,223,021	203,980	5,674,174
Christine King	35,592,844	834,158	5,674,174
Richard J. Navarro	36,206,538	220,463	5,674,174
The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2019 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the IDACORP Board of Directors are also members of the Idaho Power Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	25,584,044	10,544,647	298,310	5,674,174
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2019	For	Against	Abstentions	Broker Non-Votes
	40,481,492	1,526,821	92,862	—
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 20, 2019
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer